        COMMON STOCK                                       COMMON STOCK

           NUMBER               [SUPERGEN LOGO]               SHARES

         SUPG  0908

INCORPORATED UNDER THE LAWS OF                       SEE REVERSE FOR STATEMENTS
   THE STATE OF CALIFORNIA                               RELATING TO RIGHTS,
                                                       PREFERENCES, PRIVILEGES
                                                      AND RESTRICTIONS, IF ANY

                                                              CUSIP 868059 10 6

-------------------------------------------------------------------------------
THIS CERTIFIES THAT




                                  [SPECIMEN]


IS THE HOLDER OF
-------------------------------------------------------------------------------

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                               SUPERGEN, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                          [CERTIFICATE OF STOCK]

                [STATE OF INCORPORATION CHANGED TO DELAWARE]

Dated:

                          [SEAL OF SUPERGEN, INC.]

      /s/ David M. Fineman                   /s/ Dr. Joseph Rubinfeld
          SECRETARY                      PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
   CHASEMELLON SHAREHOLDER SERVICES, L.L.C
                            TRANSFER AGENT
                             AND REGISTRAR

BY:
                      AUTHORIZED SIGNATURE

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- ..............Custodian..............
  TEN ENT -- as tenants by the entireties                                  (Cust)                 (Minor)
  JT TEN  -- as joint tenants with right                                under Uniform Gifts to Minors
             of survivorship and not as                                 Act..................................
             tenants in common                                                         (State)
                                                   UNIF TRF MIN ACT  -- ..........Custodian (until age......)
                                                                          (Cust)
                                                                        ............ under Uniform Transfers
                                                                          (Minor)
                                                                        to Minors Act........................
                                                                                             (State)


   Additional abbreviations may also be used though not in the above list.




     FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________
|                                     |
_______________________________________


______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________


______________________________________________________________________________


______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________


                                          X __________________________________

                                          X __________________________________
                                    NOTICE: THE SIGNATURE(S) TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH
                                            THE NAME(S) AS WRITTEN UPON THE
                                            FACE OF THE CERTIFICATE IN EVERY
                                            PARTICULAR, WITHOUT ALTERATION OR
                                            ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By _____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.